UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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☐	Soliciting Material Pursuant to §240.14a-12

MY SIZE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Explanatory Note

This Schedule 14A filing consists of the following press release (the “Press Release”) from My Size, Inc., a Delaware corporation (the “Company”), relating to the Company’s Annual Meeting of Stockholders held on December 30, 2021. This Schedule 14A supplements the Definitive Proxy Statement filed by the Company with the U.S. Securities and Exchange Commission on December 6, 2021.

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MySize Announces Partial Adjournment of Annual Meeting of Stockholders

●	Annual Meeting adjourned solely with respect to Proposal 3 (Classification of Board of Directors)

Airport City, Israel – PRNewswire – December 30, 2021 - MySize, Inc. (NASDAQ: MYSZ) (TASE: MYSZ.TA) (“MySize” or the “Company”), the developer and creator of innovative measurement solutions, today announced the partial adjournment of its 2021 Annual Meeting of Stockholders (the “Annual Meeting”) with respect to Proposal 3 set forth in its Definitive Proxy Statement filed with the Securities and Exchange Commission on December 6, 2021 (the “Proxy Statement”). The Meeting was convened with respect to the other proposals set forth in the Proxy Statement with all such proposals having been approved and ratified in accordance with the requisite majorities.

Proposal 3 is a proposal to amend the Company’s Amended and Restated Certificate of Incorporation classify the Company’s board into three classes and with members of each class serving three-year terms. While Proposal 3 has exceeded 95% approval based on votes cast to date, approval of more than 50% of all outstanding shares of the Company’s common stock as of November 4, 2021 is necessary for the proposal to be approved. The Company has adjourned the Annual Meeting solely with respect to Proposal 3 to provide its stockholders additional time to vote on Proposal 3. The Annual Meeting will resume with respect to Proposal 3 at 10:00 a.m. (Eastern Time) on January 6, 2022 and will continue to be held at the at the offices of Barnea Jaffa Lande & Co Law Offices, 58 HaRakevet St., Tel Aviv 6777016, Israel.

The record date for determining stockholders eligible to vote at the Annual Meeting will remain the close of business on November 4, 2021. Stockholders who have already submitted a proxy do not need to vote again for the reconvened Annual Meeting, as the proxies submitted will remain valid. Stockholders who have already submitted proxies and want to change their vote with respect to Proposal 3 can update their vote in the manner set forth in the Proxy Statement. Your vote will be recorded at the Annual Meeting in accordance with your most recently submitted proxy.

Stockholders as of close of business on the November 4, 2021 record date who have not voted are encouraged to vote. Stockholders needing assistance voting or have questions may contact the firm assisting the Company with the solicitation of proxies, Kingsdale Advisors, by telephone (toll-free within North America) at 1-888-642-3150 or (call collect outside North America) at 416-867-2272 or by email at contactus@kingsdaleadvisors.com.

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About MySize, Inc.

MySize, Inc. (NASDAQ: MYSZ) (TASE: MYSZ.TA) has developed a unique measurement technology based on sophisticated algorithms and cutting-edge technology with broad applications, including the apparel, e-commerce, DIY, shipping, and parcel delivery industries. This proprietary measurement technology is driven by several algorithms that are able to calculate and record measurements in a variety of novel ways. To learn more about MySize, please visit our website: www.mysizeid.com. We routinely post information that may be important to investors in the Investor Relations section of our website. Follow us on Facebook, LinkedIn, Instagram, and Twitter.

Please click here for a demonstration of how MySizeID provides a full sizing solution for the retail industry.

Register here for a free plan of MySizeID solution for your online store.

Please click here to download MySizeID for iOS.

Please click here to download MySizeID for Android.

To learn more about MySize and for additional information, please visit: our website: www.mysizeid.com.

Additional Information and Where to Find It

The Company has filed a definitive Proxy Statement with the U.S. Securities and Exchange Commission (the “SEC”), which was filed on December 6, 2021. The Company, its directors, its executive officers and certain other individuals set forth in the Proxy Statement, as supplemented, will be deemed participants in the solicitation of proxies from stockholders in respect of the Annual Meeting. Information regarding the names of the Company’s directors and executive officers and certain other individuals and their respective interests in the Company by security holdings or otherwise is set forth in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING PROXY CARD. Investors and stockholders may obtain copies of all documents filed by the Company with the SEC, including the Proxy Statement, free of charge at the SEC’s website, www.sec.gov.

Forward-looking Statements

This press release contains certain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are identified by the use of the words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “continue,” “predict,” “potential,” “project” and similar expressions that are intended to identify forward-looking statements. All forward-looking statements speak only as of the date of this press release. You should not place undue reliance on these forward-looking statements. Although we believe that our plans, objectives, expectations and intentions reflected in or suggested by the forward-looking statements are reasonable, we can give no assurance that these plans, objectives, expectations or intentions will be achieved. Forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from historical experience and present expectations or projections. Actual results to differ materially from those in the forward-looking statements and the trading price for our common stock may fluctuate significantly. Forward-looking statements also are affected by the risk factors described in the Company’s filings with the U.S. Securities and Exchange Commission. Except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

U.S. Press Contact:

Strauss Communications

joel@strausscomms.com

www.strausscomms.com

Investor Contacts:

Or Kles, CFO

ir@mysizeid.com

Brian Loper

ClearThink

bloper@clearthink.capital

347-413-4234

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